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                                                               Exhibit 10(j)









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                        LEASE AND DEVELOPMENT AGREEMENT

                        Dated as of November 28, 1994

                                   between

                     ASSET HOLDINGS III, L.P., as Lessor

                                     and

                       A.D.E. of Knoxville, Inc., as Lessee


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                              TABLE OF CONTENTS

                                                                           Page

PRELIMINARY STATEMENT........................................................1

ARTICLE I
         DEFINITIONS; INTERPRETATION.........................................2

ARTICLE II...................................................................2
         LEASE OF LEASED PROPERTY
                  SECTION 2.1   Lease of Land................................2
                  SECTION 2.2   Lease of Improvement.........................2
                  SECTION 2.3   Other Property...............................3

ARTICLE III
         CONSTRUCTION AND EQUIPPING OF THE IMPROVEMENT.......................3
                  SECTION 3.1   Construction Fund............................3
                  SECTION 3.2   Commencement of Construction.................3
                  SECTION 3.3   Completion of Construction...................3
                  SECTION 3.4   Permits; Approvals; Storage..................3
                  SECTION 3.5   Inspection...................................4

ARTICLE IV
         RENT................................................................4
                  SECTION 4.1   Basic Rent...................................4
                  SECTION 4.2   Additional Rent..............................4
                  SECTION 4.3   Supplemental Rent............................4
                  SECTION 4.4   Payments Under Unconditional Guaranty........5
                  SECTION 4.5   Method of Payment............................5
                  SECTION 4.6   Late Payment.................................6
                  SECTION 4.7   Net Lease; No Setoff, Etc....................6

ARTICLE V
         CONDITION AND USE OF LEASED PROPERTY................................7

ARTICLE VI
         LIENS; EASEMENTS; PARTIAL CONVEYANCES...............................8

ARTICLE VII
         MAINTENANCE AND REPAIR;
         ALTERATIONS, MODIFICATIONS AND ADDITIONS............................9
                  SECTION 7.1   Maintenance and Repair; Compliance With Law..9

                                        i

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                  SECTION 7.2   Alterations..................................10

ARTICLE VIII
         USE.................................................................10

ARTICLE IX
         INSURANCE...........................................................10

ARTICLE X
         ASSIGNMENT AND SUBLEASING...........................................11

ARTICLE XI
         LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE...........................12
                  SECTION 11.1  Available Proceeds...........................12
                  SECTION 11.2  Repairs and Restoration......................12
                  SECTION 11.3  Complete Taking..............................13
                  SECTION 11.4  Application of Available Proceeds............13
                  SECTION 11.5  Prosecution of Awards........................14
                  SECTION 11.6  Application of Certain Payments Not Relating to
                                an Event of Complete Taking..................14
                  SECTION 11.7  Other Dispositions...........................15
                  SECTION 11.8  No Rent Abatement............................15
                  SECTION 11.9  Purchase Option and Remarketing Option.......15

ARTICLE XII
         INTEREST CONVEYED TO LESSEE.........................................16

ARTICLE XIII
         EVENTS OF DEFAULT...................................................16

ARTICLE XIV ENFORCEMENT......................................................18
                  SECTION 14.1  Remedies.....................................18
                  SECTION 14.2  Remedies Cumulative; No Waiver; Consents.....19

ARTICLE XV
         RIGHT TO PERFORM FOR LESSEE.........................................20

ARTICLE XVI
         GENERAL TAX INDEMNITY
          ...................................................................20
                  SECTION 16.1  Tax Indemnification..........................20
                  SECTION 16.2  Exceptions...................................21
                  SECTION 16.3  Procedures...................................23

                                        ii

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                  SECTION 16.4  Credits and Refunds..........................24
                  SECTION 16.5  Payments.....................................24
                  SECTION 16.6  Reports, Returns and Statements..............25

ARTICLE XVII
         MISCELLANEOUS.......................................................25
                  SECTION 17.1  Reports......................................25
                  SECTION 17.2  Binding Effect; Successors and Assigns;
                                Survival.....................................25
                  SECTION 17.3  Quiet Enjoyment..............................25
                  SECTION 17.4  Notices......................................26
                  SECTION 17.5  Severability.................................26
                  SECTION 17.6  Amendment; Complete Agreements...............26
                  SECTION 17.7  Construction.................................26
                  SECTION 17.8  Headings.....................................26
                  SECTION 17.9  Counterparts.................................26
                  SECTION 17.10 GOVERNING LAW................................27
                  SECTION 17.11 Discharge of Lessee's Obligations by its
                                Affiliates...................................27
                  SECTION 17.12 Liability of Lessor Limited..................27
                  SECTION 17.13 Estoppel Certificates........................27
                  SECTION 17.14 No Joint Venture.............................28
                  SECTION 17.15 No Accord and Satisfaction...................28
                  SECTION 17.16 No Merger....................................28
                  SECTION 17.17 Survival.....................................28
                  SECTION 17.18 Prior Mortgages..............................28
                  SECTION 17.19 Time of Essence..............................28
                  SECTION 17.20 Recordation of Lease.........................29

                                        iii

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                        LEASE AND DEVELOPMENT AGREEMENT

         THIS LEASE AND DEVELOPMENT AGREEMENT ("Lease"), dated as of November 28, 1994, is between Asset Holdings III, L.P. ("Lessor"), an Ohio limited partnership, as Lessor, and A.D.E, of Knoxville, Inc., ("Lessee") a Tennessee corporation, as Lessee.

         ADESA Corporation ("ADESA"), an Indiana corporation, has guaranteed the payment and performance of certain obligations under this Lease pursuant to a Guaranty and Purchase Option Agreement dated as of the date hereof ("Guaranty Agreement") and ADESA is acknowledging this Agreement. The Lessee is a wholly-owned subsidiary of ADESA.

                              PRELIMINARY STATEMENT

               In accordance with the terms and provisions of this Lease, the Note Purchase Agreement dated as of November 22, 1994 ("Note Purchase Agreement") by and among the Lessor, ADESA and Principal Mutual Life Insurance Company ("Note Purchaser"), the Collateral Trust Indenture dated as of November 22, 1994 ("Indenture") by and between the Lessor and PNC Bank, Kentucky, Inc. ("Trustee") and the Mortgage with respect to the Property (as defined in ss.17.18 hereof):

                 (i)     the Lessor will acquire the real property  described in
                         Schedule 1 hereto,  excluding  any  buildings  or other
                         improvements now or hereafter contained thereon ("Land") for a purchase price of $796,000.00, upon the terms and subject to the conditions of the Purchase Agreement dated as of November 22, 1994 by and between Lessor and A.D.E. of Knoxville, Inc. ("Purchase Agreement");

                (ii) the Lessor will lease the Land and the Improvement (collectively, the "Leased Property") to the Lessee pursuant to this Lease;

               (iii) the Lessee shall make certain improvements or additions to the Improvement as provided for herein;

                (iv) the Lessor will fund the payment of 97% of the purchase price for the Land (the "Land Funded Purchase Price") out of the proceeds of Notes issued pursuant to the Note Purchase Agreement, and the Lessor will fund the payment of 3% of the purchase price for the Land out of its contributed equity capital;

                 (v) the Lessor will fund 97% of the Construction Fund and payment of 97% of the purchase price for the Improvement (the "Improvement Funded Purchase Price") out of the proceeds of Notes issued pursuant to the Note Purchase Agreement, and the Lessor will fund 3% of the Construction Fund and the payment of 3% of the purchase price for the Improvement out of its contributed equity capital;

                (vi) the First Mortgage Notes due April 1, 2000 to be issued pursuant to the Note Purchase Agreement ("Notes") and other obligations under the Note Purchase Agreement are secured pursuant to the Mortgage;

               (vii) the Lessor shall advance to ADESA and Lessee an amount equal to $3,500,000.00 ("Construction Fund") to be applied by the Lessee to the construction ("Construction") of certain improvements on the Land ("Improvement"), as provided for herein, which Construction Fund shall be funded 3% out of the contributed equity capital of the Lessor and 97% out of the proceeds of the Notes issued with respect to the purchase price for the Improvement; and

              (viii) the Mortgage, the Lease and certain other rights and property of the Lessor related thereto have been assigned to the Trustee pursuant to the Indenture as security for the Notes and other obligations under the Note Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements contained in this Lease and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

                                  ARTICLE I
                          DEFINITIONS; INTERPRETATION

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in the Indenture. The Note Purchase Agreement, the Indenture, the Guaranty Agreement and the Financing Documents (as defined in the Indenture) are referred to herein as the "Operative Documents."

                                  ARTICLE II
                          LEASE OF LEASED PROPERTY

         SECTION 2.1 Lease of Land. Lessor hereby demises and leases Lessor's interest in the Land to Lessee, and Lessee hereby rents and leases Lessor's interest in the Land from Lessor, for a term commencing on the date hereof and continuing through and including April 1, 2000, ("Lease Term").

         SECTION 2.2 Lease of Improvement. Lessor hereby demises and leases Lessor's interest in the Improvement (whether or not the Construction (as defined herein) has been completed) to Lessee, and Lessee hereby rents and leases Lessor's interest in the Improvement (whether or not the Construction (as defined herein) has been completed) from Lessor, for the Lease Term. The demise and lease of the Improvement pursuant to this Section shall include any additional right, title or interest in the Improvement which may at any time be acquired by Lessor, the intent being that all right, title and interest of Lessor in and to the Improvement shall at all times be demised and leased hereunder.

         SECTION 2.3 Other Property. Lessee may from time to time own or hold under lease from Persons other than Lessor furniture, trade fixtures and equipment located on or about the Leased Property that is not subject to this Lease.

                                 ARTICLE III
                CONSTRUCTION AND EQUIPPING OF THE IMPROVEMENT

         SECTION 3.1 Construction Fund. The Lessor shall advance the Construction Fund to ADESA and Lessee upon delivery by ADESA and Lessee to Lessor a detailed cost breakdown of the proposed Construction expenditures. Upon completion of the Construction, ADESA and Lessee shall furnish to Lessor a detailed accounting of all expenditures in connection with the Construction, including all disbursements of the Construction Fund. Nothing in this Section shall be construed to required ADESA or Lessee to deposit the Construction Fund in any designated or segregated account or not to commingle the Construction Fund with other corporate funds. Lessee and ADESA shall apply to the Construction Fund exclusively to the payment of all costs related to the Construction. Lessee's obligations under this Section shall not be diminished or affected by any insufficiency of the Construction Fund or by the costs of Construction exceeding amounts received from the Construction Fund. In the event that the costs of Construction exceed the Construction Fund, such excess shall be paid by Lessee and ADESA from their own funds.

         SECTION 3.2 Commencement of Construction. Lessee and ADESA shall, for the benefit of lessor, cause the Construction to be commenced, performed and completed in accordance with plans and specifications delivered by ADESA to the Lessor prior to the scheduled commencement of the construction, subject to any amendments thereto consistent with the original scope of the project. Until the Construction is completed, the portions of the Improvement under construction shall, and upon completion of Construction the completed Improvement shall, be a part of the Leased Property.

         SECTION 3.3 Completion of Construction. Lessee and ADESA shall endeavor to cause the completion of Construction to occur prior to September 30, 1995.

         SECTION 3.4 Permits; Approvals; Storage. Lessee and ADESA shall be responsible for obtaining all zoning, wetlands, subdivision, building and other permits for the Construction, and shall also be responsible for obtaining all other approvals from authorities having jurisdiction over the Construction or the Leased Property. ADESA or Lessee shall monitor the progress of the Construction. Lessee shall arrange for the delivery and storage, protection and security of materials systems and equipment which are to be incorporated into the Improvement until such items are incorporated into the Improvement.

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         SECTION 3.5 Inspection. At any time during the Construction, upon three
(3) Business Days prior notice to Lessee and ADESA, Lessor or its authorized representatives may inspect the Leased Property and the books and records of Lessee relating to the Leased Property and make copies and abstracts therefrom. All reasonable and documented out-of-pocket costs of such inspections incurred by Lessor shall be paid by Lessee promptly after written request. No inspection shall unreasonably interfere with Lessee's operations or the operations of any other occupant of the Leased Property. None of the inspecting parties shall have any duty to make any such inspection or inquiry and none of the inspecting parties shall incur any liability or obligation by reason of not making any such inspection or inquiry. None of the inspecting parties shall incur any liability or obligation by reason of making any such inspection or inquiry unless and to the extent such inspecting party causes damage to the Property or any property of Lessee or any other Person during the course of such inspection.

                                  ARTICLE IV
                                     RENT

         SECTION 4.1 Basic Rent. Beginning on August 1, 1995, Lessee shall pay to Lessor in installments payable in arrears on the first day of each month during the Lease Term ("Rental Payment Date"), "Basic Rent" in an amount equal to $34,077.12 per month, or, if such amount is less, an amount equal to 9.82% per annum of the Funded Purchase Price Balance.

         As used herein, the term "Funded Purchase Price Balance" means an amount equal to the combined amount of the Land Funded Purchase Price and the Improvement Funded Purchase Price, reduced by (i) the cumulative amount of all Guaranty Credits, if any, applied to the Land and the Improvement, respectively, as provided for in Section 4.4 hereof, and (ii) the cumulative amount of all Casualty and Condemnation Credits applied to the Land and the Improvement, respectively, as provided for in Article XI hereof.

         SECTION 4.2 Additional Rent. Beginning on August 1, 1995, Lessee shall pay to the Lessor in installments payable in arrears on each Rental Payment Date during the lease term, "Additional Rent" in an amount equal to $2,039.18 per month with respect to such Rental Payment Date.

         SECTION 4.3 Supplemental Rent. Lessee shall pay to Lessor, or to whomever shall be entitled thereto as expressly provided herein or in any other Operative Document, any and all Supplemental Rent promptly as the same shall become due and payable. In the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent or Additional Rent.

         As used herein, the term "Supplemental Rent" means any and all amounts, liabilities and obligations other than Basic Rent and Additional Rent which the Lessee or ADESA assumes or agrees or is otherwise obligated to pay under the Lease or any other Operative Document (whether or not designated as Supplemental Rent) to the Lessor, the Trustee or any other party, including, without limitation, the Make Whole Amount (as defined and provided for in the Note Purchase Agreement) and payments and indemnities and damages for breach of any covenants, representations, warranties or agreements.

         SECTION 4.4 Payments Under Unconditional Guaranty. Notwithstanding any other provision of this Lease, payments made by ADESA under the guaranty provided for in Section 5 of the Note Purchase Agreement shall be deemed to have been paid and applied, as follows; provided, however, that in all such events all such amounts shall be allocated and applied by the Lessor among amounts due under this Lease and other Leases referred to in the Indenture as it shall determine in the sole exercise of its discretion.

                 (i) Any such payment made with respect to interest on the Notes shall be deemed to have been paid on behalf of the Lessee to the Lessor as payment or prepayment of Basic Rent allocated between Basic Rent with respect to the Land and the Improvement, respectively, pro rata in proportion to the Funded Purchase Price Balance with respect to the Land and the Improvement, respectively;

                (ii) Any such payment made with respect to the Make Whole Amount shall be deemed to have been paid to the Lessor as Supplemental Rent;

               (iii) Any such payment made with respect to the principal amount of the Notes shall not be deemed to have been paid by the Lessee to the Lessor as Basic Rent, Additional Rent or Supplemental Rent, but shall, for the purposes of this Lease and the Guaranty Agreement, be applied as a "Guaranty Credit"; and

                (iv) Any such payment made with respect to any of the Guaranteed Obligations (as defined in the Note Purchase Agreement), other than payments made with respect to the principal amount of and interest and Make Whole Amount, if any, on the Notes shall be deemed to have been paid by the Lessee to the Lessor as Supplemental Rent.

         SECTION 4.5 Method of Payment. Basic Rent and Supplemental Rent shall be paid by the Lessee directly to the Trustee as provided for in the Assignments of Lease and the Indenture. So long as no event of default has occurred and is continuing under the Mortgage, Additional Rent shall be paid by the Lessee directly to the Lessor or to such Person or Persons as the Lessor shall specify in writing to Lessee, and at such place or places as the Lessor or such Person or Persons as the Lessor shall specify in writing to Lessee.

         All payments of Basic Rent, Additional Rent and Supplemental Rent (collectively, "Rent") shall be made by Lessee prior to 10:00 a.m., Columbus, Ohio time, at the place of payment in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day.

         SECTION 4.6 Late Payment. If any Basic Rent or Additional Rent shall not be paid when due, Lessee shall pay to Lessor, as Supplemental Rent, interest (to the maximum extent permitted by law) on such overdue amount from and including the due date thereof to but excluding the Business Day of payment thereof at a rate equal to 11.82% per annum compounded monthly and computed on the basis of the actual number of days elapsed over a year consisting of twelve
(12) months or thirty (30) days each.

         SECTION 4.7 Net Lease; No Setoff, Etc. This Lease is a net lease and, notwithstanding any other provision of this Lease, Lessee shall pay all Basic Rent, Additional Rent and Supplemental Rent, and all costs, charges, taxes, assessments and other expenses (foreseen or unforeseen) for which Lessee or any indemnitee is or shall become liable by reason of Lessee's or such Indemnitee's estate, right, title or interest in the Leased Property, or that are connected with or arise out of the acquisition, installation, possession, use, occupancy, maintenance, ownership, leasing, repairs and rebuilding of, or addition to, the Leased Property or any portion thereof, including, without limitation, the Construction or the financing of the Construction and any other amounts payable hereunder without counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and Lessee's obligation to pay all such amounts throughout the Lease Term is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including without limitation (i) any defect in the condition, merchantability, design, quality or fitness for use of the Leased Property or any part thereof, or the failure of the Leased Property to comply with any applicable law, including any inability to occupy or use the Leased Property by reason of such noncompliance,
(ii) any damage to, removal, abandonment, salvage, loss, contamination of or release from, scrapping or destruction of or any requisition or taking of the
Leased Property or any part thereof, (iii) any restriction, prevention or curtailment of or interference with any use of the Leased Property or any part thereof including eviction, (iv) any defect in title to or rights to the Leased Property or any Lien on such title or rights or on the Leased property, (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor or the Trustee, (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Lessor, the Trustee or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, the Trustee or any other Person, or by any court, in any such proceeding, (vii) any claim that Lessee has or might have against any Person, including without limitation Lessor, any vendor, manufacturer, contractor of or for the Improvement or the Trustee, (viii) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement (provided, nothing in this clause (viii) shall limit any available defense or setoff that the Lessee might have with respect to its obligation to pay Additional Rent based upon any failure by Lessor to perform or comply with any of the terms of this Lease or any other Operative Document, (ix) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof whether or not related to the Operative Documents, (x) the impossibility or illegality of performance by Lessee, Lessor or both, (xi) any action by any court, administrative agency or other governmental authority,
(xii) any restriction, prevention or curtailment of or interference with the Construction or any use of the Leased Property or any part thereof or (xiii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing.

         Except as specifically set forth in Article XI of this Lease, this Lease shall be noncancellable by Lessee for any reason whatsoever and Lessee, to the extent permitted by applicable law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. Each payment of Rent made by Lessee hereunder shall be final and Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, the Trustee or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Leased Property and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of either Lessee or any subtenant of Lessee on any account or for any reason whatsoever other than by reason of Lessor's willful misconduct or gross negligence or breach of any of its express obligations under any Operative Document.

                                    ARTICLE V
                       CONDITION AND USE OF LEASED PROPERTY

         During the Lease Term, Lessor's interest in the Improvement (whether or not completed) and the Land is demised and let by Lessor "AS IS" subject to (i) the rights of any parties in possession thereof, (ii) the state of the title thereto existing at the time Lessor acquired its interest in the Leased Property, (iii) any state of facts which an accurate survey or physical inspection might show (including the survey delivered on the Closing Date), (iv) all applicable law and (v) any violations of applicable law which may exist upon or subsequent to the commencement of the Lease Term. LESSEE ACKNOWLEDGES THAT, ALTHOUGH LESSOR WILL OWN AND HOLD TITLE TO THE LEASED PROPERTY, LESSEE IS SOLELY RESPONSIBLE FOR THE DESIGN, DEVELOPMENT, BUDGETING AND CONSTRUCTION OF THE IMPROVEMENT [IMPROVEMENTS AND MODIFICATIONS] AND ANY ALTERATIONS. NEITHER LESSOR NOR THE TRUSTEE HAVE MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE VALUE, MERCHANTABILITY, TITLE, HABITABILITY CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE LEASED PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY (OR ANY PART THEREOF), ALL SUCH WARRANTIES BEING HEREBY

DISCLAIMED, AND NEITHER LESSOR NOR THE LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE LEASED PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAW. As between Lessor and Lessee, Lessee has been afforded full opportunity to inspect the Land, is satisfied with the results of its inspections of the Land and is entering into this Lease solely on the basis of the results of its own inspections and all risks incident to the matters discussed in the two preceding sentences, as between Lessor or the Trustee, on the one hand, and Lessee, on the other, are to be borne by Lessee. The provisions of this Article have been negotiated and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by Lessor or the Trustee, express or implied, with respect to the Leased Property that may arise pursuant to any law now or hereafter in effect or otherwise.

                                   ARTICLE VI
                      LIENS; EASEMENTS; PARTIAL CONVEYANCES

         Commencing on the date that Construction in completed and thereafter, Lessee shall not directly or indirectly create, incur or assume, any lien, encumbrance or security interest on or with respect to the Leased Property, the Construction, title thereto, or any interest therein ("Lien") including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Leased Property or by reason of labor or materials furnished or claimed to have been furnished to Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by Lessee or Alterations constructed by Lessee, except in all cases Permitted Exceptions.

         Notwithstanding the foregoing paragraph, at the request of Lessee, Lessor shall, from time to time during the Lease Term and upon reasonable advance written notice from Lessee and receipt of the materials specified in the next succeeding sentence, consent to and join in any (i) grant of easements, licenses, rights of way and other rights in the nature of easements, including, without limitation, utility easements to facilitate Lessee's use, development and construction of the Leased Property, (ii) release or termination of easements, licenses, rights of way or other rights in the nature of easements which are for the benefit of the Land or the Improvement or any portion thereof,
(iii) dedication or transfer of portions of the Land, not improved with a building, for road, highway or other public purposes, (iv) execution of agreements for ingress and egress and amendments to any covenants and restrictions affecting the Land or the Improvement or any portion thereof and
(v) request to any governmental authority for platting or subdivision or replotting or resubdivision approval with respect to the Land or any portion thereof or any parcel of land of which the Land or any portion thereof forms a part or a request for any variance from zoning or other governmental requirements. Lessor's obligations pursuant to the preceding sentence shall be subject to the requirements that:

                 (i) any such action shall be at the sole cost and expense of Lessee and Lessee shall pay all reasonable and documented out-of-pocket costs of Lessor in connection therewith (including, without limitation, the reasonable and documented fees of attorneys, architects, engineers, planners, appraisers and other professionals reasonably retained by Lessor in connection with any such action);

                (ii) Lessee shall have delivered to Lessor a certificate of the Chief Financial Officer of Lessee stating that (1) such action will not cause the Land or the Improvement or any portion thereof to fail to comply in any respect with the provisions of the Lease or any other Operative Documents or in any respect with applicable law and (2) such action will not materially reduce the fair market sales value, utility or useful life of the Land or the Improvement nor Lessor's interest therein;

               (iii) any consideration received in connection with any such action shall be paid as provided for in the Indenture; and

                (iv)    in the case of any release or conveyance,  if Lessor so
                         requests, Lessee will cause to be issued and delivered to Lessor by the Title Insurance Company an endorsement to the Title Policy pursuant to which the Title Insurance Company agrees that its liability for the payment of any loss or damage under the terms and provisions of the Title Policy will not be affected by reason of the fact that a portion of the real property referred to in Schedule A of the Title Policy has been released or conveyed by Lessor.

                                     ARTICLE VII
                                MAINTENANCE AND REPAIR;
                      ALTERATIONS, MODIFICATIONS AND ADDITIONS

         SECTION 7.1 Maintenance and Repair; Compliance With Law. Lessee, at its own expense, shall at all times (i) maintain the Leased Property in good repair and condition (subject to ordinary wear and tear), in accordance with prudent industry standards and, in any event, in no less a manner as other similar automobile auction facilities owned or leased by ADESA, Lessee or ADESA's other subsidiaries, (ii) make all alterations in accordance with, and maintain (whether or not such maintenance requires structural modifications or alterations) and operate and otherwise keep the Leased Property in compliance with, all applicable laws and (iii) make all material repairs, replacements and renewals of the Leased Property or any part thereof which may be required to keep the Leased Property in the condition required by the preceding clauses (i) and (ii). Lessee shall perform the foregoing maintenance obligations regardless of whether the Leased Property is occupied or unoccupied. Lessee waives any right that it may now have or hereafter acquire to (i) require Lessor to maintain, repair, replace, alter, remove or rebuild all or any part of the Leased Property or (ii) make repairs at the expense of Lessor pursuant to any applicable law or other agreements or otherwise. Lessor shall not be liable to Lessee or to any contractors, subcontractors, laborers, materialmen, suppliers or vendors for services performed or material provided on or in connection with the Leased Property or any part thereof. Lessor shall not be required to maintain, alter, repair, rebuild or replace the Leased Property in any way.

         SECTION 7.2 Alterations. Lessee may, without the consent of Lessor, at Lessee's own cost and expense, make alterations which, in the reasonable opinion of the chief executive officer of Lessee, do not diminish the value of the Leased Property.

                                 ARTICLE VIII
                                     USE

         Lessee shall use the Leased Property or any part thereof only for the purpose of used automobile auction business capable of operating not less than the number of simultaneous auction lines anticipated in the Plans and Specifications, together with related or ancillary businesses including, without limitation, automobile storage, repair and preparation, transportation, direct sales or other businesses related to used automobile auctions.

                                   ARTICLE IX
                                   INSURANCE

             (a) During the Construction and at any time during which any part of the Improvement or any Alteration is under construction and as to any part of the Improvement or any Alteration under construction, Lessee shall maintain, at its sole cost and expense, as a part of its blanket policies or otherwise, "all risks" nonreporting completed value form of builder's risk insurance, which insurance and policies shall, in each case, be in the amounts and otherwise be consistent with any applicable requirements set forth in the Note Purchase Agreement, Indenture or Mortgage.

             (b) Following the Completion of the Construction and at all times thereafter during the Lease Term, Lessee shall maintain, at its sole cost and expense, as a part of its blanket policies or otherwise, insurance against loss or damage to the Improvement by fire and other risks, including comprehensive boiler and machinery coverage, on terms and in amounts no less favorable than insurance covering other similar properties owned by the Lessee and that are in accordance with normal industry practice, but in no event less than the coverage in place on the date hereof, which insurance and policies shall, in each case, be in the amounts and otherwise be consistent with any applicable requirements set forth in the Note Purchase Agreement, Indenture or Mortgage.

             (c) During the Lease Term, Lessee shall maintain, at its sole cost and expense, commercial general liability insurance, as is ordinarily procured by Persons who own or operate similar properties in the same market, which insurance and policies shall, in each case, be in the amounts and otherwise be consistent with any applicable requirements set forth in the Note Purchase Agreement, Indenture or Mortgage. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee with respect to similar properties that it owns and that are in accordance with normal industry practice, but in no event less than the coverage (including types and amounts) in place on the date hereof. Such insurance policies shall also provide that Lessee's insurance shall be considered primary insurance. Nothing in this Article shall prohibit Lessor from carrying at its own expense other insurance on or with respect to the Leased Property; provided, however, that any insurance carried by Lessor shall not prevent Lessee from carrying the insurance required hereby.

             (d) Each policy of insurance maintained by Lessee pursuant to clauses (a) and (b) of this Article shall provide that all Casualty Proceeds (as defined and provided for in the Indenture) shall be payable to the Trustee for deposit and disbursement as provided for in Section 6.3 of the Indenture.

             (e) Within thirty (30) days after the date hereof and within thirty
(30) days after the date upon which the Construction is completed, Lessee shall furnish Lessor and the Trustee with certificates showing the insurance required under this Article to be in effect and naming Lessor and the Trustee as additional insureds. Such certificates shall include a provision for thirty (30) days' advance written notice by the insurer to Lessor and the Trustee in the event of cancellation or expiration or nonpayment of premium with respect to such insurance, and shall include a customary breach of warranty clause.

             (f) Each policy of insurance maintained by Lessee pursuant to this Article shall (i) contain the waiver of any right of subrogation of the insurer against Lessor and the Trustee and (ii) provide that in respect of the interests of Lessor and the Trustee, such policies shall not be invalidated by any fraud or misrepresentation of Lessee or any other Person acting on behalf of Lessee.

             (g) On and after January 1, 1996, all insurance policies carried in accordance with this Article shall be maintained with insurers rated at the inception of such policies at least "A" by A.M. Best & Company, and in all cases the insurer shall be qualified to insure risks in the State of Tennessee.

                                  ARTICLE X
                          ASSIGNMENT AND SUBLEASING

         Lessee may not assign any of its right, title or interest in, to or under this Lease. Lessee may sublease all or any portion of the Leased Property; provided, however, that (i) all obligations of Lessee shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no sublease had been made, (ii) such sublease shall be expressly subject and subordinate to this Lease, the Indenture, the Mortgage and the other Operative Documents and (iii) each such sublease shall terminate on or before the last day of the Lease Term. Except as provided for in the Indenture, this Lease shall not be mortgaged or pledged by Lessee, nor shall Lessee mortgage or pledge any interest in the Leased Property or any portion thereof. Any such mortgage or pledge shall be void.

                                   ARTICLE XI
                   LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE

         SECTION 11.1 Available Proceeds. All Casualty Proceeds and Condemnation Awards (both as defined in the Indenture, and which are collectively defined in the Indenture as "Available Proceeds") shall be remitted and paid to the Trustee by the Lessee, the Lessor or ADESA, as applicable, for deposit in the Casualty Account (as defined and established under the Indenture) for disbursement, all as provided for in Section 6.3 of the Indenture. Until such time as the Lessee, the Lessor, ADESA or any of their respective agents or representatives have remitted and paid any Available Proceeds to the Trustee, such Person shall hold such proceeds in trust for the benefit of the Trustee. In the event that at any time during the Lease Term, the Indenture has been terminated, the Lessor shall, for purposes of this Article, be treated as the Trustee, and shall deposit and disburse any Available Proceeds in substantially the manner provided for in
Section 6.3 of the Indenture as if it were the Trustee.

         SECTION 11.2 Repairs and Restoration. In the event of any Total Loss or Partial Loss (collectively, "Loss"), other than a Total Loss which, in the good faith judgment of the chief executive officer of Lessee renders the repair and restoration of the Leased Property impractical or uneconomical including, without limitation, any condemnation of the Leased Property resulting in the taking of all or substantially all of the Leased Property (collectively, a "Complete Taking"), then:

                 (i) the Lessee and ADESA shall repair and restore the Leased Property such that the Leased Property as so repaired and restored is, in the good faith judgment of the chief executive officer of Lessee adequate and appropriate for the conduct of an automobile auction and ancillary business of at least the same type, quality and scale as that conducted by the Lessee on the Leased Property immediately prior to such Loss;

                (ii) the Available Proceeds, if any, with respect to such Loss, if any, shall be disbursed by the Trustee as provided for in Section 6.3 of the Indenture;

               (iii) the inadequacy of the Available Proceeds to fund the cost of any such repairs or restoration shall not diminish the obligation of the Lessee and ADESA to make such repairs or restoration, which obligation is unconditional and absolute; and

                (iv) upon completion of such repairs and restoration and at all times during the conduct of such repairs and restoration, the Lessor and its representatives may, upon three (3) business days' notice to Lessee, inspect the Leased Property and the progress of the restoration and rebuilding of the Improvement and the Land. All reasonable and documented out-of-pocket costs of such inspections incurred by Lessor and the Lender will be paid by Lessee promptly after written request. No such inspection shall unreasonably interfere with Lessee's operations or the operations of any other occupant of the Leased Property. None of the inspecting parties shall have any duty to make any such inspection or inquiry and none of the inspecting parties shall incur any liability or obligation by reason of not making any such inspection or inquiry. None of the inspecting parties shall incur any liability or obligation by reason of making any such inspection or inquiry unless and to the extent such inspecting party causes damage to the Leased Property or any property of Lessee or any other Person during the course of such inspection.

         SECTION 11.3 Complete Taking. In the event of any Complete Taking with respect to the Leased Property.

                 (i) the Lessee shall provide to the Lessor a certification stating that the chief executive officer of Lessee has determined in good faith that such Loss constitutes a Complete Taking with respect to the Leased Property as defined in this Lease;

                (ii) the Lessee and ADESA shall not be obligated or required to make any repairs to or restoration of the Leased Property, other than those repairs, if any, required by applicable law or necessary to adequately secure the Leased Property or comply with the requirements of any applicable insurance policy or any applicable safety, health or environmental regulations;

               (iii) any Available Proceeds with respect to such Loss shall be disbursed as provided for in Section 6.3(b)(iii) of the Indenture; and

                (iv) except as otherwise provided for in Section 11.9 hereof, this Lease shall remain in full force and effect.

         SECTION 11.4 Application of Available Proceeds. In the event of any Partial Loss or Total Loss (whether or not such Loss constitutes a Complete Taking), Available Proceeds, if any, with respect to such Loss shall be disbursed only as provided for in Section 6.3(b) of the Indenture; and:

                 (i)     Any  Available  Proceeds  disbursed  as provided for in
                         Section 6.3(b)(iii) of the Indenture to the holders of Outstanding Notes with respect to the prepayment of the principal amount thereof or disbursed to the Lessor as provided for in
                         Section 6.3(b) of the Indenture shall be deemed to be and shall be treated as Casualty and Condemnation Credits for purposes of this Lease and the Guaranty Agreement;

                (ii)     Any  Available   Proceeds  disbursed  as  provided  for
                         Section 6.3(b)(iii) of the Indenture to the holders of Outstanding Notes with respect to the payment of accrued but unpaid interest shall be deemed to have been paid to the Lessor as Basic Rent; and

               (iii)     Any  Available   Proceeds  disbursed  as  provided  for
                         Section 6.3(b)(iii) of the Indenture to the holders of Outstanding Notes with respect to the payment of Make Whole Amount (as defined in the Indenture) shall be deemed to have been paid to the Lessor as Supplemental Rent.

         SECTION 11.5 Prosecution of Awards.

             (a) With respect to any condemnation with respect to any Leased Property, Lessee shall control the negotiations with the relevant governmental authority; provided, however, that if an Event of Default shall have occurred and be continuing Lessor or its assigns shall control such negotiations. Lessee hereby irrevocably assigns, transfers and sets over to Lessor all rights of Lessee to any award made during the continuance of an Event of Default on account of any condemnation and, if there will not be separate awards to the Lessor and the Lessee on account of such condemnation, irrevocably authorizes and empowers Lessor during the continuance of an Event of Default, with full power of substitution in the name of Lessee or otherwise (but without limiting the obligations of Lessee under this Article), to file and prosecute what would otherwise be Lessee's claim for any such Award and, in the case of Lessor, to collect, receipt for and retain the same in accordance with Section 6.3 of the Indenture; provided, however, that in any event Lessor may participate in any such negotiations, and no settlement will be made without Lessor's prior consent, not to be unreasonably withheld.

             (b) Notwithstanding the foregoing, Lessee may prosecute, and Lessor shall have no interest in, any claim with respect to Lessee's personal property and equipment and Lessee's relocation expenses.

         SECTION 11.6 Application of Certain Payments Not Relating to an Event of Complete Taking. In case of a requisition for temporary use of all or a portion of the Leased Property which is not an event of Complete Taking, this Lease shall remain in full force and effect, without any abatement or reduction of Basic Rent or Additional Rent, and the Awards for the Leased Property shall, unless an Event of Default has occurred and is continuing, be paid to Lessee.

         SECTION 11.7 Other Dispositions. Notwithstanding the foregoing provisions of this Article, so long as an Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, Lessee pursuant to this Article shall be paid to Lessor as security for the obligations of Lessee under this Lease and, at such time thereafter as no Event of Default shall be continuing, such amount shall be paid promptly to Lessee to the extent not previously applied by Lessor in accordance with the terms of this Lease or the other Operative Documents.

         SECTION 11.8 No Rent Abatement. Basic Rent, Additional Rent and Supplement Rent shall not abate hereunder by reason of any Loss (regardless of whether such Loss constitutes a Total Loss, a Partial Loss or a Complete Taking) with respect to the Leased Property, and Lessee shall continue to perform and fulfill all of Lessee's obligations, covenants and agreements hereunder notwithstanding such Loss until the end of the Lease Term.

         SECTION 11.9  Purchase Option and Remarketing Option.

             (a) In the event of any Complete Taking with respect to the Leased Property, the Lessee and ADESA mayl, in the exercise of their discretion, elect at any time within thirty (30) days after the date of the determination by the board of directors of ADESA that such Loss constituted a Complete Taking by giving written notice to the Lessor and the Trustee to either:

                 (i)     exercise  the Purchase  Option  provided for in Section
                         2.1 of the Guaranty Agreement upon the terms and subject to the conditions provided for therein, except that for purposes of this Section 11.9 the Option Period shall be deemed to be the sixty (60) day period commencing on the date of such determination and the purchase shall be closed on the last day of such Option Period; and, provided, that the Purchase Price for the Leased Property shall be increased by an amount equal to the applicable Make Whole Amount, if any, (as defined in the Indenture) that will, be incurred in connection with the prepayment or Notes as a result of such purchase as provided for in the Indenture; or

                (ii)     exercise  of the  Remarketing  Option  provided  for in
                         Section 2.8 of the Guaranty Agreement upon the terms and subject to the conditions provided for therein, except that for purposes of this Section 11.9, the Option Period shall be deemed to be the sixty (60) day period commencing on the date of such determination period and the one year period for remarketing of the Leased Property shall be deemed to commence upon the date of the notice or exercise provided for herein.; and, provided, that the Purchase Price for the Leased Property shall be increased by an amount equal to the applicable Make Whole Amount (as defined in the Indenture) that will, if any be incurred in connection with the prepayment or Notes as a result of such purchase as provided for in the Indenture.

             (b) In the event of any Change in Control resulting in prepayment of the Notes pursuant to Section 7.2 of the Indenture, the Lessee and ADESA may, the in the exercise of their discretion, elect at any time within thirty (30) days after the Control Prepayment Date, to exercise either the Purchase Option as provided in subsection (a)(i) above or Remarketing Option as provided in subsection (a)(ii) above.

             (c) In the event a holder of the Notes exercises the Optional Put Right resulting in prepayment of the Notes pursuant to Section 7.6 of the Indenture, the Lessee and ADESA may in the exercise of their discretion, elect at any time within thirty (30) days after the Optional Put Payment Date, to exercise either the Purchase Option as provided in subsection (a)(i) above or the Remarketing Option as provided in subsection (a)(ii) above.

             (d) The proceeds of any sale of the Leased Property resulting from Lessee's or ADESA's exercise of the Purchase Option or Remarketing Option under this Section 11.9, shall be remitted to the Trustee and applied as provided for in the Indenture, and this Lease shall be terminated.

                                   ARTICLE XII
                          INTEREST CONVEYED TO LESSEE

                       [THIS ARTICLE INTENTIONALLY OMITTED]

                                   ARTICLE XIII
                                EVENTS OF DEFAULT

         The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

             (a) Lessee shall fail to make any payment of Basic Rent or Additional Rent when due and such failure shall continue for a period of three
(3) Business Days;

             (b) Lessee shall fail to make any payment of Supplemental Rent or any other amount payable hereunder or under any of the other Operative Documents (other than Basic Rent), and such failure shall continue for a period of three
(3) Business Days after Lessee's receipt of written notice of such failure from Lessor;

             (c) Lessee or ADESA shall fail to pay the Available Proceeds to the Trustee when due pursuant to Sections 11.1 or 11.2;

             (d) ADESA shall fail to pay any amount due under the Unconditional Guaranty (as defined and provided for in the Note Purchase Agreement);

             (e) ADESA shall fail to make payment of any Guaranty Payment (as defined and provided for in the Guaranty Agreement) when due thereunder;

             (f) Lessee shall fail to maintain insurance as required by Article IX hereof, and such failure shall continue until the earlier of 45 days after written notice thereof from Lessor and the day immediately preceding the date on which any applicable insurance coverage would otherwise lapse or terminate;

             (g) The occurrence of any Event of Default (as defined and provided for in the Guaranty Agreement);

             (h) The occurrence of any Event of Default (as defined and provided for in the Note Purchase Agreement or Collateral Trust Agreement) other than an event resulting exclusively from an act or failure to act by the Lessor;

             (i) the filing by Lessee of any petition for dissolution or liquidation of Lessee, or the commencement by Lessee of a voluntary case under any applicable bankruptcy, insolvency or other similar law for the relief of debtors, foreign or domestic, now or hereafter in effect, or Lessee shall have consented to the entry of an order for relief in an involuntary case under any such law, or the appointment of or taking possession by a receiver, custodian or trustee (or other similar official) for Lessee or any substantial part of its property, or a general assignment by Lessee for the benefit of its creditors, or Lessee shall have taken any corporate action in furtherance of any of the foregoing; or the filing against Lessee of an involuntary petition in bankruptcy which results in an order for relief being entered or, notwithstanding that an order for relief has not been entered, the petition is not dismissed within 60 days of the date of the filing of the petition, or the filing under any law relating to bankruptcy, insolvency or relief of debtors of any petition against Lessee which either (i) results in a finding or adjudication of insolvency of Lessee or (ii) is not dismissed within sixty (60) days of the date of the filing of such petition;

             (j) Any representation or warranty by Lessee or ADESA in the Note Purchase Agreement or Guaranty Agreement or in any certificate or document delivered to Lessor pursuant to any Operative Document shall have been incorrect in any material respect when made; and

             (k) Lessee shall fail in any material respect to timely perform or observe any covenant, condition or agreement (not included in any other clause of this Article) to be performed or observed by it hereunder or under the other Operative Documents and such failure shall continue for a period of 45 days after Lessee's receipt of written notice thereof from Lessor.

                                  ARTICLE XIV

                                  ENFORCEMENT

         SECTION 14.1 Remedies. Upon the occurrence of any Event of Default, Lessor may, so long as such Event of Default is continuing, do one or more of the following as Lessor in its sole discretion shall determine, without limiting any other right or remedy Lessor may have on account of such Event of Default.

             (a) Lessor may, by notice to Lessee, rescind or terminate this Lease as of the date specified in such notice; provided, however, that (i) no reletting, reentry or taking of possession of the Leased Property by Lessor will be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention is given to Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, Lessor may at any time thereafter elect to terminate this Lease for a continuing Event of Default and (iii) no act or thing done by Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Leased Property shall be valid unless the same be made in writing and executed by Lessor.

             (b) Lessor may (i) demand that Lessee, and Lessee shall upon the written demand of Lessor, return the Leased Property promptly to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, this Lease hereof as if the Leased Property were being returned at the end of the Lease Term, and Lessor shall not be liable for the reimbursement of Lessee for any costs and expenses incurred by Lessee in connection therewith and (ii) without prejudice to any other remedy which Lessor may have for possession of the Leased Property, and to the extent and in the manner permitted by Applicable law, enter upon the Leased Property and take immediate possession of (to the exclusion of Lessee) the Leased Property or any part thereof and expel or remove Lessee and any other Person who may be occupying the Leased Property, by summary proceedings or otherwise, all without liability to Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to Lessor's other damages, Lessee shall be responsible for the reasonable and documented costs and expenses of reletting, including brokers fees and the reasonable and documented costs of any alterations or repairs made by Lessor.

             (c) Lessor may sell all or any part of the Leased Property at public or private sale, as Lessor may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action in inaction or any proceeds with respect thereto in which event Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be.

             (d) Lessor may, at its option, elect not to terminate the Lease, and continue to collect all Basic Rent, Additional Rent, Supplemental Rent and all other amounts due Lessor (together with all costs of collection) and enforce Lessee's obligations under this Lease as and when the same become due, or are to be performed, and at the option of Lessor, upon any abandonment of the Leased Property by Lessee or re-entry of same by Lessee, Lessor may, in its sole and absolute discretion, elect not to terminate this Lease and may make such reasonable alterations and necessary repairs in order to relet the Leased Property, and relet the Leased Property or any part thereof for such term or terms (which may be for a long term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its reasonable discretion may deem advisable. Upon each such reletting all rentals actually received by Lessor from such reletting shall be applied to Lessee's obligations hereunder in such order, proportion and priority as Lessor may elect in Lessor's sole and absolute discretion, it being agreed that under no circumstances shall Lessee benefit from its default from any increase in market rents and if such rentals received from such reletting during any Rent Period be less than the Rent to be paid during that Rent Period by Lessee hereunder, Lessee shall pay any deficiency to Lessor on the Rent Payment Date in such Rent Period.

             (e) Lessor may exercise any other right or remedy that may be available to it under applicable law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages with respect to any Rent Payment Date, and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent Rent Payment Date, or Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term.

             (f) Lessor may retain and apply against Lessor's damages all sums which Lessor would, absent such Event of Default, be required to pay, or turn over, to Lessee pursuant to the terms of this Lease.

         SECTION 14.2 Remedies Cumulative; No Waiver; Consents. To the extent permitted by, and subject to the mandatory requirements of, applicable law, each and every right power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a wavier of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessee or to be an acquiescence therein. Lessor's consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a wavier of any future or subsequent Potential Event of Default or Event of Default. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, lease or otherwise use the Leased Property or part thereof in mitigation of Lessor's damages upon the occurrence of an Event of Default or that may otherwise limit or modify any of Lessor's rights or remedies under this Article.

                                   ARTICLE XV
                          RIGHT TO PERFORM FOR LESSEE

         If Lessee shall fail to perform or comply with any of its agreements contained herein, Lessor may, on thirty (30) days prior notice (or such lesser period afforded by Applicable laws or any third party) to Lessee, perform or comply with such agreement, and Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of such payment and the amount of the expenses of Lessor (including reasonable attorney's fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, shall be deemed Supplemental Rent, payable by Lessee to Lessor within ten (10) days after written demand therefor.

                                    ARTICLE XVI
                               GENERAL TAX INDEMNITY

         SECTION 16.1 Tax Indemnification.  Except as otherwise provided in this
Article XVI, the Lessee shall pay and on written demand shall indemnify and hold each of the Lessor, the Trustee, any trustee under the Mortgages and their respective successors and assigns (collectively, the "Tax Indemnitees," and individually, a "Tax Indemnitee") harmless from and against, any and all fees (including, without limitation, documentation, recording, license and registration fees), taxes (including, without limitation, income, gross receipts, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions thereto (any of the foregoing being referred to herein as "Taxes" and individually as a "Tax" (for the purposes of this Section, the definition of "Taxes" includes amounts imposed on, incurred by, or asserted against each Tax Indemnitee as the result of any prohibited transaction, within the meaning of
Section 406 or 407 of ERISA or Section 4975(c) of the Code, arising out of the transactions contemplated hereby or by any other Operative Document)) or imposed on or with respect to any Tax Indemnitee, the Lessee, the Leased Property or any portion thereof or the Land, or any sublessee or user thereof, by the United States or by any state or local government or other taxing authority in the United States in connection with or in any state or local government or other taxing authority in the United States in connection with or in any way relating to (i) the acquisition, financing, mortgaging, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, maintenance, repair, storage, transfer of title, redelivery, use, operation, condition, sale, return or other application or disposition of all or any part of the Leased property or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon, (ii) Basic Rent or Supplemental Rent or the receipts or earnings arising from or received with respect to the Leased Property or any part thereof, or any interest therein or any applications or dispositions thereof, (iii) any other amount paid or payable pursuant to the Notes or any other Operative Document, (iv) the Leased Property, the Land or any part thereof or any interest therein, (v) all or any of the Operative Documents, any other documents contemplated thereby and any amendments and supplements thereto and (vi) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents.

         SECTION 16.2 Exceptions. The indemnification provided for in Section
16.1 shall not apply to:

                 (i) Taxes on, based on, or measured by or with respect to, receipts or income of the Lessor and the Trustee (including, without limitation, minimum Taxes, capital gains Taxes, Taxes on or measured by items of tax preference or alternative minimum Taxes) other than (A) any such Taxes that are, or are in the nature of, sales, use, license, rental or property Taxes, (B) withholding Taxes imposed by the United States or the State of Tennessee (1) on payments with respect to the Note, to the extent imposed by reason of a change in Applicable law occurring after the Closing Date or (2) on Rent, to the extent the net payment of Rent after deduction of such withholding Taxes would be less than amounts currently payable with respect to the Note and
                         (C) any increase in any franchise taxes based on or otherwise measured by net income, estate, inheritance, transfer, income tax or gross income or gross receipts tax in lieu of net income over the term of the Lease, net of any decrease in such taxes realized by such Tax Indemnitee, to the extent that such tax increase or decrease would not have occurred if on the Closing Date the Lessor had advanced funds to the Lessee in the form of a loan secured by the Leased Property in an amount equal to the Loan, with debt service for such loan equal to the Basic Rent payable on each Rent Payment Date and a principal balance at the maturity of such loan in an amount equal to the Loan at the end of the Lease Term;

                (ii) Taxes on, based on, or in the nature of or measured by, Taxes on doing business, business privilege, capital, capital stock, net worth, or mercantile license or similar taxes other than (A) any increase in such Taxes imposed on such Tax Indemnitee by the State of Tennessee, net of any decrease in any such taxes realized by such Tax Indemnitee, to the extent that such tax increase or decrease would not have occurred if on the Closing Date the Lessor had advanced funds to the Lessee in the form of a loan secured by the Leased Property in an amount equal to the Loan, with debt service for such loan equal to the Basic Rent payable on each Rent Payment Date and a principal balance at the maturity of such loan in an amount equal to the Loan at the end of the Lease Term or (B) any Taxes that are or are in the nature of sales, use, rental, license or property Taxes;

               (iii) Taxes that result from any act, event or omission, or are attributable to any period of time, that occurs after the earliest of (A) the expiration of the Lease Term with respect to the Leased Property and, if the Leased Property is required to be returned to the Lessor in accordance with the Lease, such return and (B) the discharge in full of the Lessee's obligations to pay the Funded Purchase Price Balance, or any amount determined by reference thereto, with respect to the Leased Property and all other amounts due under the Lease, unless such Taxes relate to acts, events or matters occurring prior to the earliest of such times or are imposed on or with respect to any payments due under the Operative Documents after such expiration or discharge;

                (iv) Taxes imposed on a Tax Indemnitee that result from any voluntary sale, assignment, transfer or other disposition by such Tax Indemnitee or any related Tax Indemnitee of any interest in the Leased Property or any part thereof, or any interest therein or any interest or obligation arising under the Operative Documents or from any sale, assignment, transfer or other disposition of any interest in such Tax Indemnitee or any related Tax Indemnitee, it being understood that each of the following shall not be considered a voluntary sale: (A) any substitution, replacement or removal of any of the property by the Lessee shall not be treated as a voluntary action of any Tax Indemnitee, (B) any sale or transfer resulting from the exercise by the Lessee of any termination option, any purchase option or sale option (C) any sale or transfer while an Event of Default shall have occurred and be continuing under the Lease and (D) any sale or transfer resulting from the Lessor's exercise of remedies under the Lease;

                 (v) any Tax which is being contested in good faith by the Lessee or ADESA during the pendency of such contest;

                (vi) any Tax that is imposed on a Tax Indemnitee as a result of such Tax Indemnitee's gross negligence or willful misconduct (other than gross negligence or willful misconduct imputed to the Lessor or the Lender solely by reason of their respective interests in the Leased Property);

               (vii) any Tax that results from a Tax Indemnitee engaging, with respect to the Leased Property, in transactions other than those permitted by the Operative Documents; or

              (viii) to the extent any interest, penalties or additions to tax result in whole or in part from the failure of a Tax Indemnitee to file a return that it is required to file in a proper and timely manner, unless such failure
                         (A) results from the transactions contemplated by the Operative Documents in circumstances where the Lessee did not give timely notice to Lessor (and the Lessor otherwise had no actual knowledge) of such filing requirement that would have permitted a proper and timely filing of such return or (B) results from the failure of the Lessee to supply information necessary for the proper and timely filing of such return that was not in the possession of the Lessor.

         SECTION 16.3 Procedures. If any claim shall be made against any Tax Indemnitee or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Taxes as to which the Lessee may have an indemnity obligation pursuant to this Section, or if any Tax Indemnitee shall determine that any Taxes as to which the Lessee may have an indemnity obligation pursuant to this Section may be payable, such Tax Indemnitee shall promptly notify the Lessee. The Lessee shall be entitled, at its expense, to participate in and to the extent that the Lessee desires to, assume and control the defense thereof; provided, however, that the Lessee shall have acknowledged in writing if the contest is unsuccessful its obligation to fully indemnify such Tax Indemnitee in respect of such action, suit or proceeding; and provided, further, that the Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding (but the Tax Indemnitee shall then contest, at the sole cost and expense of the Lessee, on behalf of the Lessee) if and to the extent that (A) in the reasonable opinion of such Tax Indemnitee, such action, suit or proceeding involves any meaningful risk of imposition of criminal liability or any material risk of material civil liability on such Tax Indemnitee or will involve a material risk of the sale, forfeiture or loss, or the creation, of any Lien (other than a Permitted Lien) on the Leased Property or any part thereof unless the Lessee shall have posted a bond or other security satisfactory to the relevant Tax Indemnities in respect to such risk, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Tax Indemnitee have been unable to sever from the indemnified Claim(s), (C) an Event of Default has occurred and is continuing, (D) such action, suit or proceeding involves matters which extend beyond or are unrelated to the transactions contemplated by the Operative Documents and if determined adversely could be materially detrimental to the interests of such Tax Indemnitee notwithstanding indemnification by the Lessee or (E) such action, suit or proceeding involves the federal or any state income tax liability of the Tax Indemnitee. With respect to any contests controlled by a Tax Indemnitee, (i) if such contest relates to the federal or any state income tax liability of such Tax Indemnitee, such Tax Indemnitee shall be required to conduct such contest only if the Lessee shall have provided to such Tax Indemnitee an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to the Lessee stating that a reasonable basis exists to contest such claim or (ii) in the case of an appeal of an adverse determination of any contest relating to any Taxes, an opinion of such counsel to the effect that such appeal is more likely than not to be successful; provided, however, such Tax Indemnitee shall in no event be required to appeal an adverse determination to the United States Supreme Court. The Tax Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing. Each Tax Indemnitee shall at the Lessee's expense supply the Lessee with such information, documents and testimony reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by this Section. Unless an Event of Default shall have occurred and be continuing, no Tax Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under this Section without the prior written consent of the Lessee, which consent shall not be unreasonably withheld, unless such Tax Indemnitee waives its right to be indemnified under this Section with respect to such Claim. Notwithstanding anything contained herein to the contrary, (i) a Tax Indemnitee will not be required to contest (and the Lessee shall not be permitted to contest) a claim with respect to the imposition of any Tax if such Tax Indemnitee shall waive its right to indemnification under this Section with respect to such claim (and any related claim with respect to other taxable years the contest of which is precluded as a result of such waiver) and (ii) no Tax Indemnitee shall be required to contest any claim if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely, unless there has been a change in law which in the opinion of the Lessee's counsel creates substantial authority for the success of such contest. Each Tax Indemnitee and the Lessee shall consult in good faith with each other regarding the conduct of such contest controlled by either.

         SECTION 16.4 Credits and Refunds. If (i) a Tax Indemnitee shall obtain a credit or refund of any Taxes paid by the Lessee pursuant to this Section or
(ii) by reason of the incurrence or imposition of any Tax for which a Tax Indemnitee is indemnified hereunder or any payment made to or for the account of such Tax Indemnitee by the Lessee pursuant to this Section, such Tax Indemnitee at any time realizes a reduction in any Taxes for which the Lessee is not required to indemnify such Tax Indemnitee pursuant to this Section, which reduction in Taxes was not taken into account in computing such payment by the Lessee to or for the account of such Tax Indemnitee, then such Tax Indemnitee shall promptly pay to the Lessee the amount of such credit or refund, together with the amount of any interest received by such Tax Indemnitee on account of such credit or refund or an amount equal to such reduction in Taxes, as the case may be; provided, however, that no such payment shall be made so long as an Event of Default shall have occurred and be continuing; and provided, further, that the amount payable to the Lessee by any Tax Indemnitee pursuant to this subsection shall not at any time exceed the aggregate amount of all indemnity payments made by the Lessee under this Section to such Tax Indemnitee and all related Tax Indemnities with respect to the Taxes which gave rise to a credit or refund or with respect to the Tax which gave rise to a reduction in Taxes less the amount of all prior payments made to the Lessee by such Tax Indemnitee and related Tax Indemnities under this Section. Each Tax Indemnitee agrees to act in good faith to claim such refunds and other available Tax benefits, and take such other actions as may be reasonable to minimize any payment due from the Lessee pursuant to this Section and to maximize the amount of any Tax savings available to it. The disallowance or reduction of any credit, refund or other tax savings with respect to which a Tax Indemnitee has made a payment to the Lessee under this subsection shall be treated as a Tax for which the Lessee is obligated to indemnify such Tax Indemnitee hereunder.

         SECTION 16.5 Payments. Any Tax indemnifiable under this Section shall be paid directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to a Tax Indemnitee pursuant to this Section shall be paid within thirty (30) days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not before the date that the relevant Taxes are due. Any payments made pursuant to this Section shall be made directly to the Tax Indemnitee entitled thereto or the Lessor, as the case may be, in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in this Agreement. Upon the request of any Tax Indemnitee with respect to a Tax that the Lessee is required to pay, the Lessee shall furnish to such Tax Indemnitee the original or a certified copy of a receipt for Lessee's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Tax Indemnitee.

         SECTION 16.6 Reports, Returns and Statements. If the Lessee knows of any report, return or statement required to be filed with respect to any Taxes that are subject to indemnification under this Section, the Lessee shall, if the Lessee is permitted by Applicable law, timely file such report, return or statement (and, to the extent permitted by law, show ownership of the Leased Property in the Lessee); provided, however, that if the Lessee is not permitted by Applicable law or does not have access to the information required to file any such report, return or statement the Lessee will promptly so notify the appropriate Tax Indemnitee, in which case Tax Indemnitee will file such report. In any case in which the Tax Indemnitee will file any such report, return or statement, Lessee shall, upon written request of such Tax Indemnitee, provide such Tax Indemnitee with such information as is reasonably available to the Lessee.

                                 ARTICLE XVII
                                 MISCELLANEOUS

         SECTION 17.1 Reports. To the extent required under applicable law and to the extent it is reasonably practical for Lessee to do so, Lessee shall prepare and file in timely fashion, or, where such filing is required to be made by Lessor or it is otherwise not reasonably practical for Lessee to make such filing, Lessee shall prepare and deliver to Lessor (with a copy to the Lender) within a reasonable time prior to the date for filing and Lessor shall file, any material reports with respect to the condition or operation of the Leased Property that shall be required to be filed with any governmental authority.

         SECTION 17.2 Binding Effect; Successors and Assigns; Survival. The terms and provisions of this Lease, and the respective rights and obligations hereunder of Lessor and Lessee, shall be binding upon their respective successors, legal representatives and assigns (including, in the case of Lessor, any Person to whom Lessor may transfer the Leased Property or any interest therein in accordance with the provisions of the Operative Documents), and inure to the benefit of their respective permitted successors and assigns, and the rights hereunder of the Trustee shall inure (subject to such conditions as are contained herein) to the benefit of the Trustee's permitted successors and assigns.

         SECTION 17.3 Quiet Enjoyment. Lessor covenants that, so long as no Event of Default has occurred and is continuing, it will not interfere in Lessee's or any of its sublessees' quiet enjoyment of the Leased Property in accordance with this Lease during the Lease Term. Such right of quiet enjoyment is independent of, and shall not affect, Lessor's rights otherwise to initiate legal action to enforce the obligations of Lessee under this Lease.

         SECTION 17.4 Notices. Unless otherwise specified herein, all notices, offers, acceptances, rejections, consents, requests, demands or other communications to or upon the respective parties hereto shall be given in the manner provided for in the Note Purchase Agreement.

         SECTION 17.5 Severability. Any provision of this Lease that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and Lessee shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by applicable law, Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         SECTION 17.6 Amendment; Complete Agreements. Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, except by an instrument in writing signed by Lessor and Lessee and approved by ADESA and by the Trustee as provided for in the Indenture. This Lease, together with the other Operative Documents, is intended by the parties as a final expression of their lease agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein and therein. No course of prior dealings between the parties or their officers, employees, agents or Affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease or any other Operative Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease or any other Operative Document. No representations, undertakings or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.

         SECTION 17.7 Construction. This Lease shall not be construed more strictly against any one party, it being recognized that both of the Parties hereto have contributed substantially and materially to the preparation and negotiation of this Lease.

         SECTION 17.8 Headings. The Table of Contents and headings of the various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

         SECTION 17.9 Counterparts. This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 17.10 GOVERNING LAW. THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, PERFORMANCE, THE CREATION OF THE LEASEHOLD ESTATE HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT TO SUCH ESTATE.

         SECTION 17.11 Discharge of Lessee's Obligations by its Affiliates. Lessor agrees that performance of any of Lessee's obligations hereunder by one or more of Lessee's Affiliates or one or more of Lessee's sublessees of the Leased Property or any part thereof shall constitute performance by Lessee of such obligations to the same extent and with the same effect hereunder as if such obligations were performed by Lessee, but no such performance shall excuse Lessee from any obligation not performed by it or on its behalf under the Operative Documents.

         SECTION 17.12 Liability of Lessor Limited. Except as otherwise expressly provided below in this Section, it is expressly understood and agreed by and between Lessee, Lessor and their respective successors and assigns that nothing herein contained shall be construed as creating any liability of Lessor or any of its Affiliates or any of their respective officers, directors, employees or agents, individually or personally, to perform any covenant, either express or implied, contained herein, all such liability, if any, being expressly waived by Lessee and by each and every Person now or hereafter claiming by, through or under Lessee and that, so far as Lessor or any of its Affiliates or any of their respective officers, directors, employees or agents, individually or personally, is concerned, Lessee and any Person claiming by, through or under Lessee shall look solely to the right, title and interest of Lessor in the Leased Property and any proceeds from Lessor's sale or encumbrance thereof or the Additional Rent (provided, however, that Lessee shall not be entitled to any double recovery) for the performance of any obligation under this Lease and under the Operative Documents and the satisfaction of any liability arising therefrom.

         SECTION 17.13 Estoppel Certificates. Each party hereto agrees that any time and from time to time during the Lease Term, it will promptly, but in no event later than thirty (30) days after request by the other party hereto, execute, acknowledge and deliver to such other party or to the Lender, any prospective purchaser (if such prospective purchaser has signed a commitment or letter of intent to purchase the Leased Property or any part thereof), assignee or mortgagee or third party designated by such other party, a certificate stating (i) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements), (ii) the date to which Basic Rent and Additional Rent has been paid, (iii) whether or not there is any existing default by Lessee in the payment of Basic Rent and Additional Rent or any other sum of money hereunder, and whether or not there is any other existing default by either party with respect to which a notice of default has been served and, if there is any such default, specifying the nature and extent thereof, (iv) whether or not, to the knowledge of the signer after due inquiry and investigation, there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate and (v) other items that may be reasonably requested; provided, however, that no such certificate may be requested unless the requesting party has a good faith reason for such request.

         SECTION 17.14  No Joint Venture. Any intention to create a joint
venture or  partnership   relation   between  Lessor  and  Lessee  is  hereby
expressly disclaimed.

         SECTION 17.15 No Accord and Satisfaction. The acceptance by Lessor of any sums from Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by Lessee hereunder is not intended, nor shall any such acceptance be construed, to constitute an accord and satisfaction of any dispute between Lessor and Lessee regarding sums due and payable by Lessee hereunder, unless Lessor specifically deems it as such in writing.

         SECTION 17.16 No Merger. In no event shall the leasehold interest, estates or rights of Lessee hereunder merge with any interests, estates or rights of Lessor in or to the Leased Property, it being understood that such leasehold interests, estates and rights of Lessee hereunder shall be deemed to be separate and distinct from Lessor's interests, estates and rights in or to the Leased Property, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same person, corporation or other entity.

         SECTION 17.17 Survival. The obligations of Lessee to be performed under this Lease prior to the Lease Termination Date shall survive the expiration or termination of this Lease. The extension of any applicable statute of limitations by Lessor, Lessee or any Indemnitee shall not affect such survival.

         SECTION 17.18 Prior Mortgages. This Lease is and shall be subject and subordinate to that certain Deed of Trust and Security Agreement, dated as of November 22, 1994, by Lessor in favor of John A. Gupton, III, as trustee (the "Local Trustee"), for the benefit of the Trustee and encumbering the Leased Property, and to all rights of the Local Trustee and the Trustee thereunder, and to all renewals, modifications, consolidations, amendments, increases, replacements and extensions thereof ("Mortgage").

         Lessee agrees to perform all of the obligations of Lessor (in its capacity as grantor) set forth in the Mortgage, insofar as such obligations relate, directly or indirectly, to the Leased Property, whether or not such obligations are more onerous than the obligations imposed upon Lessee by this Lease.

         Whenever any provision of this Lease requires any consent, approval or agreement of the Lessor, such requirement shall be deemed to include the consent, approval or agreement of the Trustee, so long as the Mortgage shall not have been discharged.

         SECTION 17.19  Time of Essence.  Time is of the essence of this Lease.

         SECTION 17.20 Recordation of Lease. Lessee will, at its expense, cause a Memorandum of this Lease and the Purchase Option to be recorded in the proper office or offices in the State of Tennessee and the municipality in which the Land is located.

             [The remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Lease and Development Agreement to be executed by their respective duly authorized officers as of the day and year first above written.


                                            ASSET HOLDINGS III, L.P.,
Witnessed:                                  as Lessor

                                            By:  Asset Holdings Corporation III
By:   Thomas F. O'Conner                         as General Partner
   ----------------------------
Name: Thomas F. O'Conner


By:   Ellen M. Grace                        By:   Lannhi Tran
   ----------------------------                --------------------------------
Name: Ellen M. Grace                           LANNHI TRAN, Vice President



                                            A.D.E. OF KNOXVILLE, INC.
Witnessed:                                  as Lessee

By:   Warren W. Byrd
   ----------------------------
Name: Warren W. Byrd


By:   Denise L. McAtee                      By:   Jerry Williams
   ----------------------------                --------------------------------
Name: Denise L. McAtee                      Title: Jerry Williams, Secretary




STATE OF CONNECTICUT    )
                        )    ss:
COUNTY OF HARTFORD      )

         The foregoing instrument was acknowledged before me this 28th day of November, 1994, by Lannhi Tran the Vice President of Asset Holdings Corporation III, as general partner of Asset Holdings III, L.P., an Ohio limited partnership, on behalf of the partnership, as such person's and its free act and deed.


                                   Brenda Page
                                   ------------------------------
                                   Notary Public
                                   My Commission Expires: My Commission Exp.
                                                          April 30, 1998

STATE OF INDIANA       )
                       )    ss:
COUNTY OF MARION       )

         The foregoing instrument was acknowledged before me this 23th day of November, 1994, by Jerry Williams, Secretary of A.D.E. of Knoxville, Inc. a Tenn. corporation, on behalf of the corporation, as such person's and its free act and deed.



                                   Denise L. McAtee
                                   ------------------------------
                                   Notary Public   Denise L. McAtee
                                   My Commission Expires: April 9, 1997
                                                         DENISE L MCATEE
                                                 NOTARY PUBLIC STATE OF INDIANA
                                                          MARION COUNTY
                                                 MY COMMISSION EXP. APR. 9, 1997


                                  ACKNOWLEDGED

         The undersigned, ADESA Corporation hereby acknowledges the foregoing Lease and Development Agreement and hereby agrees to perform and observe the covenants with respect to it set forth in Article III of such foregoing Agreement.

                                          ADESA CORPORATION



Date   11/28/94                           By:   Warren W. Byrd
     -------------                           --------------------------------
                                             Warren W. Byrd, Assistant Secretary

                                 SCHEDULE I
                       DESCRIPTION OF LEASED PROPERTY


I.       Land:

         All  that  certain   piece  or  parcel  of  land,   together  with  any
improvements located thereon, situated at _______________________ in the ________________, _________ containing _____ acres, more or less, and being more particularly bounded and described as follows:

II.      Improvement:

         An office building containing approximately __________ square feet, or any and all other buildings, structures or improvements now or hereafter located on the Land.